Exhibit 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

On July __, 2014 Crossbox, Inc.  ("Crossbox" or "Company") a public reporting company without any business or operating activities, issued 32,291,287  shares of unregistered shares of common stock in exchange for 100% equity interest in Flikdate, Inc. ("Flikdate"), making Flikdate a wholly-owned subsidiary of Crossbox at the opening of business on July __, 2014.  This transaction based on the merger of FD Acquisition Corp., a newly formed subsidiary of Crossbox with and into Flikdate (the “Merger”) resulted in the shareholders of Flikdate obtaining a majority voting interest in the Company.  Accounting principles generally accepted in the United States of America require that the company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes, resulting in a reverse acquisition.  Accordingly, the Merger transaction has been accounted for as recapitalization of Flikdate.

The following unaudited pro forma combined balance sheet reflects the combination of Flikdate and Crossbox and the issuance of shares of Crossbox common stock to Flikdate stockholders.  The unaudited pro forma combined balance sheet has been derived from unaudited historical financial statements of both Flikdate as at June 30, 2014 and Crossbox as at May 31, 2014.  The financial statements of Flikdate as of June 30, 2014 are contained in this filing.

Although from a legal perspective, Crossbox acquired Flikdate, from an accounting perspective, the transaction is viewed as a recapitalization of Flikdate accompanied by an issuance of stock by Flikdate for the net assets of Crossbox. This is because Crossbox did not have operations immediately prior to the merger, and following the merger, Flikdate is the operating company.  Flikdate's officers and directors will serve as the officers and directors of the new combined entity. Additionally, Flikdate's stockholders acquired approximately 71.5% of the outstanding shares of Crossbox after the completion of the Merger transaction.

Given these circumstances, the Merger transaction is accounted for as a capital transaction rather than as a business combination.  That is, the transaction is equivalent to the issuance of stock by Flikdate for the net assets of Crossbox, accompanied by a recapitalization.  Because the transaction is accounted for as a capital transaction, the pro-forma financial statements do not include an income statement.  In addition, the pro forma balance sheet has been prepared in such a manner that the pro forma equity section reflects the total outstanding Crossbox shares for the new merged entity.  Additionally, Crossbox's accumulated deficit and additional paid-in capital accounts have been eliminated, while Flikdate's accumulated deficit remains.

The following Unaudited Pro Forma Combined Balance Sheet give effect to the aforementioned reverse acquisition based on the assumptions and adjustments set forth in the accompanying notes to the Unaudited Pro Forma Combined Balance Sheet which management believes are reasonable.  The Unaudited Pro Forma Combined Balance Sheet represents the combined financial position of Crossbox as at May 31, 2014 and Flikdate as at June 30, 2014 as if the reverse acquisition occurred on June 30, 2014.    These unaudited Pro Forma Combined Financial Statements and accompanying notes should be read in conjunction with the unaudited historical financial statements and related notes of Crossbox and Flikdate, which are included in this document.

The Unaudited Pro Forma Combined financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved if the reverse acquisition of Crossbox had been consummated as of the beginning of the period indicated, nor is it necessarily indicative of the results of future operations.

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FLIKMEDIA, INC. AND SUBSIDIARY ( FORMERLY CROSSBOX, INC.)

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

JUNE 30, 2014

	FLIKDATE, INC.	FLIKMEDIA, INC. & SUBSIDIARY (FORMERLY CROSSBOX, INC.)	Combined Historical	Pro Forma Adjustments	Combined Pro Forma
CURRENT ASSETS
Cash and cash equivalents	$142,252	$37,034	$179,286		$179,286
Note receivable		325,000	325,000		325,000
Inventory		10,787	10,787		10,787
TOTAL CURRENT ASSETS	142.252	372.821	515,073		515,073

NON-CURRENT ASSETS
Investment in Flikdate				8,072.822
				(8,072,822)
Intangible assets, net	42,967	75,000	117,967		117,967
Goodwill	117,224		117224		117224
Property and equipment, net	6.533		6.533		6,533
TOTAL NON-CURRENT ASSETS	166,724	75,000	241,724		241,724
TOTAL ASSETS	$308,976	$447,821	$756,797		$756,797

CURRENT LIABILITIES
Trade and other payables	$20,018	$32,769	$52.787		$52.769
Officer loan payable	11,181	—	—		—
TOTAL CURRENT LIABILITIES	31,199	32,769	63,968		63,968
NON-CURRENT LIABILITIES	—	—	—	—	—
TOTAL NON-CURRENT LIABILITIES
TOTAL LIABILITIES	31,199	32,769	63,968		63,968
STOCKHOLDERS' EQUITY
Common stock	1,488	25,160	26.648	32.291	45,151
				(1,488)
				(12,300)
Additional paid-in capital	3,349,528	2,252,947	5,602,475	8,040,530	3,720,917
				(8,645,246)
				(1,276,843)
Accumulated deficit	(3,073,019)	(573,912)	(3,646,931)	573,912	(3,073,019)
Unearned compensation	—	(1,289,143)	(1,289,143)	1,289,143	—
Subscription receivable	(220)		(220)		(220)
TOTAL STOCKHOLDERS' EQUITY	277,777	415,052	692,829		692,829)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$308,976	$447,821	$756,797		$756,797

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	Pro Forma Adjustments	Debit	Credit

#1	Investment in subsidiary	8,072,822
	Common Stock		32,291
	Additional Paid in Capital		8,040,530
	To record investment in Flikdate. Issuance of 32,291,287 shares at $0.25 per share
#2	Investment in subsidiary		8,072,822
	Common Stock	1,488
	Accumulated deficit		573,912
	Additional paid in capital	8,645,246
	To remove investment during consolidation and adjust equity for reverse merger
#3	Common Stock	12,300
	Additional paid in capital	1,276,843
	Unearned compensatioin		1,289,143
	Record cancellation of 12,300,000 shares of stock per merger agreement

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NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

1.	BASIS OF PRESENTATION

The Unaudited Pro Forma Combined Balance Sheet represents the combined financial position of Crossbox and Flikdate as of June 30, 2014 as if the reverse acquisition occurred on June 30, 2014.

The Unaudited Pro Forma Combined Statements of Operations give effect to the reverse acquisition of Crossbox and Flikdate assuming that the reverse acquisition took place on the beginning of the first accounting period presented in these pro forma combined financial statements.

2.	PROFORMA ADJUSTMENTS

Effective June 30, 2014, Crossbox, Flikdate and FD Acquisition Corp., a newly formed subsidiary of Crossbox entered into an amended and restated agreement and plan of merger (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, all holders of capital stock of Flikdate prior to consummation of the Merger were to receive an aggregate of approximately 71.5% of the outstanding capital stock of Crossbox, on a fully-diluted basis, after giving effect to the Merger. Crossbox is authorized by its articles of incorporation to issue an aggregate of 70,000,000 shares of common stock $0.001 par value per share (the “Common Stock”) and 5,000,000 shares of preferred stock. Prior to consummation of the Merger, an aggregate of 12,860,000 shares of Common Stock and no shares of preferred stock were issued and outstanding. Accordingly, upon consummation of the Merger, the existing security holders of Flikdate received an aggregate of 32,291,287 shares of Common Stock.

Following consummation of the Merger, Crossbox intends to amend and restate its Certificate of Incorporation to change its name to Flikdate Media, Inc., and to increase its authorized number of shares to 275,000,000 of which 250,000,000 shares shall be common and 25,000,000 shall be preferred stock.

In addition, Crossbox implemented a stock incentive plan to attract and retain key employees. Under the terms of the plan 9,000,000 additional shares of Common Stock were authorized for issuance subject to increase up to a limit not to exceed 20% of the outstanding shares of Common Stock.

As a result of the above, on a Pro Forma basis the combined companies have total shares outstanding of 45,151,287 at a par value of $.001 resulting in common stock value of $45,151.

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Specific adjustments made to the financial statements are as follows:

		Debit	Credit

#1	Investment in subsidiary	8,072,822

	Common stock		32,291

	Additional paid in capital		8,040,530

	To record investment in Flikdate. Issuance of 32,291,287 shares at $0.25 per share

#2	Investment in subsidiary		8,072,822

	Common stock	1,488

	Accumulated deficit		573,912

	Additional paid in capital	8,645,246

	To remove investment during consolidation and adjust equity for reverse merger

#3	Common Stock	12,300

	Additional Paid in Capital	1,276,843

	Unearned compensation		1,289,143

	Record cancellation of 12,300,000 shares of stock per merger agreement

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